                                UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549

                            --------------------

                                  FORM 8-K

                               CURRENT REPORT

                   Pursuant to Section 13 or 15(d) of the

                       Securities Exchange Act of 1934


                               Date of Report
                               August 8, 1996


                   UNITED COMPANIES FINANCIAL CORPORATION
           (Exact name of registrant as specified in its charter)

          Louisiana                         1-7067                           71-0430414
(State or other jurisdiction of      (Commission File Number)      (IRS Employer Identification No.)
           incorporation)

   4041 Essen Lane, Baton Rouge, Louisiana                           70809
   (Address of principal executive offices)                        (Zip Code)

Registrant's telephone number, including area code               (504) 924-6007

                                Not Applicable
        (Former name or former address, if changed since last report)

Item 2.  Acquisition or Disposition of Assets.

         On July 24, 1996, United Companies Financial Corporation (the "Company") consummated the sale of its wholly- owned subsidiary, United Companies Life Insurance Company ("UCLIC"). Pursuant to an Amended and
Restated Stock Purchase Agreement (the "Agreement") dated as of July 24, 1996, the Company sold 100% of the outstanding capital stock of UCLIC (the "UCLIC Common Stock") to Pacific Life and Accident Insurance Company ("PLAIC"), a wholly-owned subsidiary of PennCorp Financial Group, Inc. ("PennCorp") for $167.6 million, comprised of $100.4 million in cash from PLAIC, a $10 million cash dividend paid by UCLIC to the Company and $57.2 million in UCLIC real estate and other assets. PLAIC obtained the right to acquire the UCLIC Common Stock from an affiliate of Knightsbridge Capital Fund I, L.P., a private investor partnership. A copy of the Agreement is attached hereto as Exhibit
10.1 and incorporated herein by reference pursuant to Rule 12b-23 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The consideration paid for the UCLIC Common Stock was determined through negotiation of the parties, as more fully described in the Company's Proxy Statement dated May 21, 1996, in connection with the 1996 Annual Meeting of Shareholders. A copy of the referenced Proxy Statement has been previously filed with the Securities and Exchange Commission pursuant to the provisions of the Exchange Act.

         In connection with the transaction, the Company purchased, for $15 million, a convertible note from PennCorp, and converted the note into 483,839 shares of PennCorp's $0.01 par value per share common stock. PLAIC has agreed that UCLIC would continue to be a significant investor in first lien home equity loans originated by the Company's lending operations and that UCLIC's home office operations would be maintained in its present location in Baton Rouge, Louisiana following the closing for at least two years.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         (a)     Financial Statements of Businesses Acquired

         Not applicable.

         (b)     Pro Forma Financial Information

         Not applicable.

         (c)     Exhibits

         10.1 Amended and Restated Stock Purchase Agreement dated as of July 24, 1996, between United Companies Financial Corporation and Pacific Life and Accident Insurance Company. Filed herewith. The exhibits and schedules to this agreement have been omitted and will be furnished upon request.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        UNITED COMPANIES FINANCIAL CORPORATION
                                        (Registrant)


Date:      August 7, 1996               By:      /s/ Dale E. Redman
       ---------------------------            ---------------------------------
                                              Dale E. Redman, Executive Vice
                                              President and Chief Financial
                                              Officer

                    UNITED COMPANIES FINANCIAL CORPORATION

                                EXHIBIT INDEX

                                   Form 8-K
                                August 8, 1996

    Exhibit Number                          Description                                   Page No.
    --------------                          -----------                                   --------
         10.1          Amended and Restated Stock Purchase Agreement dated
                       as of July 24, 1996, between United Companies
                       Financial Corporation and Pacific Life and Accident
                       Insurance Company